UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA  92130

(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 16, 2021

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, a Delaware corporation, will be held virtually on Friday, July 16, 2021, at 10:00 a.m., Pacific Time, to:

1.

Elect five directors to our Board of Directors (the "Board"), each to serve until the next Annual Meeting of Stockholders or until his or her successor has been duly elected or appointed and qualified.

2.	Approve, on a nonbinding advisory basis, the compensation of our named executive officers.

3.	Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

4.	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This year’s Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Meeting, submit questions during the Meeting, and vote during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/ADMP2021. To participate in the virtual Meeting, you will need the control number found on your proxy card or in the instructions that accompanied your proxy materials.  The meeting webcast will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures. You will not be able to attend the Meeting in person.

The above items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock, par value $0.0001 (the “Common Stock”), at the close of business on May 24, 2021 (the “Record Date”), will be entitled to notice of the virtual Meeting or any adjournments or postponements thereof. The names of stockholders of record entitled to vote at the Meeting will be available for inspection for any legally valid purpose relating to the Meeting at www.virtualshareholdermeeting.com/ADMP2021.

Whether you plan to attend the Meeting or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented.

You may receive solicitation materials, including proxy statements and proxy cards, from Jerald A. Hammann. Mr. Hammann, who claims to own 1,000 shares of Common Stock, or less than 0.00067% of our outstanding Common Stock, notified the Company that he desired to nominate four individuals, including himself, for election as directors of the Board at the Meeting and to propose three proposals at the Meeting for approval by stockholders on his own proxy statement and form of proxy. The Company has informed Mr. Hammann that pursuant to our Amended and Restated Bylaws (the “Bylaws”), his notice was untimely and failed to comply with the Bylaws and that, as a result, he will not be entitled to make lawful nominations for election to the Board or lawfully submit proposals for consideration by stockholders at the Meeting. On June 8, 2021, Mr. Hammann filed a complaint against the Company and each of its directors in the Court of Chancery of the State of Delaware captioned Jerald Hammann v. Adamis Pharmaceuticals Corporation et al., C.A. No. 2021-0506-PAF, alleging that, among other things, the defendants breached their fiduciary duties when the Company determined that Mr. Hammann failed to submit a qualifying and timely notice of nominations and proposals under the Bylaws. The complaint seeks a declaration that Mr. Hammann's notice was timely and properly submitted and to enjoin the Company from soliciting stockholders' votes in connection with the Meeting which, if successful, may result in Mr. Hammann being able to make such nominations and submit his proposals at the Meeting and/or rescheduling the date of the Meeting. The Company believes the claims in Mr. Hammann's complaint are without merit, and intends to vigorously dispute them.

However, at this time, we have no knowledge as to whether Mr. Hammann will attempt to pursue a solicitation for the election of his slate of director nominees at the Meeting, will attempt to propose such nominees for election at the Meeting, will attempt to solicit proxies in favor of any proposals for consideration at the Meeting, or will attempt to introduce such proposals for consideration at the Meeting. As the Company informed Mr. Hammann, due to his failure to deliver to the Company a qualifying and timely notice of nominations and proposals, any attempt by him to pursue such a solicitation would be inconsistent with the Bylaws, as well as potentially unlawful under relevant state law.

                THE BOARD URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. HAMMANN. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES.

If you already have submitted a proxy card sent to you by, or on behalf of, Mr. Hammann, the Board recommends that you complete, date, sign and return the enclosed white proxy card. Only the most recently dated proxy you submit will be counted. Any proxy you submit may be revoked at any time prior to its exercise at the Meeting as described in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JULY 16, 2021 VIA LIVE WEBCAST AT WWW.VIRTUALSHAREHOLDERMEETING.COM/ADMP2021.

In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways.  Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

Our Proxy Statement and proxy card are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2020, which is being provided as our Annual Report to Stockholders. These materials are also available on the website: http://www.adamispharmaceuticals.com. The information on this website, other than the Proxy Statement, is not part of the Proxy Statement.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
June 14, 2021

Your vote is important. Whether or not you expect to participate in the virtual Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed envelope as promptly as possible so that your shares may be represented at the virtual Meeting.

ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA  92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, or the Company, of proxies to be voted at the Annual Meeting of Stockholders, or the “Meeting,” and at any adjournments or postponements thereof. The Meeting will be held virtually on Friday, July 16, 2021, at 10:00 a.m., Pacific Time. The virtual Meeting can be accessed via the internet at www.virtualshareholdermeeting.com/ADMP2021, where you will be able to listen to the meeting live, submit questions, and vote online.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2020, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, Attention: Secretary.

The Meeting has been called to consider and take action to:

1.	Elect five directors to our Board, each to serve until the next Annual Meeting of Stockholders or until his or her successor has been duly elected or appointed and qualified;

2.	Approve, on a nonbinding advisory basis, the compensation of our named executive officers;

3.	Ratify the selection of BDO USA, LLP ("BDO") as our independent registered public accounting firm for the year ending December 31, 2021; and

4.	Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11682 El Camino Real, Suite 300, San Diego, California  92130, and our telephone number is (858) 997-2400.  The approximate date on which we expect this Proxy Statement, the proxy card and accompanying materials to first be sent or given to stockholders is June 14, 2021.

You may receive solicitation materials, including proxy statements and proxy cards, from Jerald A. Hammann. Mr. Hammann, who claims to own 1,000 shares of our common stock, par value $0.0001 (the “Common Stock”), or less than 0.00067% of our outstanding Common Stock, notified the Company that he desired to nominate four individuals, including himself, for election as directors of the Board at the Meeting and to propose three proposals at the Meeting for approval by stockholders on his own proxy statement and form of proxy. The Company has informed Mr. Hammann that pursuant to our Amended and Restated Bylaws (the “Bylaws”), his notice was untimely and failed to comply with the Bylaws and that, as a result, he will not be entitled to make lawful nominations for election to the Board or lawfully submit proposals for consideration by stockholders at the Meeting. On June 8, 2021, Mr. Hammann filed a complaint against the Company and each of its directors in the Court of Chancery of the State of Delaware captioned Jerald Hammann v. Adamis Pharmaceuticals Corporation et al., C.A. No. 2021-0506-PAF, alleging that, among other things, the defendants breached their fiduciary duties when the Company determined that Mr. Hammann failed to submit a qualifying and timely notice of nominations and proposals under the Bylaws. The complaint seeks a declaration that Mr. Hammann's notice was timely and properly submitted and to enjoin the Company from soliciting stockholders' votes in connection with the Meeting which, if successful, may result in Mr. Hammann being able to make such nominations and submit his proposals at the Meeting and/or rescheduling the date of the Meeting. The Company believes the claims in Mr. Hammann's complaint are without merit, and intends to vigorously dispute them.

However, at this time, we have no knowledge as to whether Mr. Hammann will attempt to pursue a solicitation for the election of his slate of director nominees at the Meeting, will attempt to propose such nominees for election at the Meeting, will attempt to solicit proxies in favor of any proposals for consideration at the Meeting, or will attempt to introduce such proposals for consideration at the Meeting. As the Company informed Mr. Hammann, due to his failure to deliver to the Company a qualifying and timely notice of nominations and proposals, any attempt by him to pursue such a solicitation would be inconsistent with the Bylaws, as well as potentially unlawful under relevant state law.

                THE BOARD URGES YOU NOT TO SUBMIT ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, MR. HAMMANN. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES.

If you already have submitted a proxy card sent to you by, or on behalf of, Mr. Hammann, the Board recommends that you complete, date, sign and return the enclosed white proxy card. Only the most recently dated proxy you submit will be counted. Any proxy you submit may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.

Record Date and Shares Outstanding

Stockholders of record at the close of business on May 24, 2021 (the “Record Date”) are entitled to notice of the Meeting. At the Record Date, 148,886,141 shares of Common Stock were outstanding and entitled to vote at the Meeting.

Voting Rights

Only holders of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted on at the Meeting and stockholders cannot cumulate votes. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

Broker Non-Votes

If you do not give instructions to your bank or broker, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Rulings on proposals are made pursuant to rules and interpretations governing the conduct of brokerage firms rather than rules that apply directly to the Company. However, we believe that under the NYSE rules, the proposal to ratify the appointment of our independent auditors (Proposal No. 3) is considered a routine matter, while the election of our directors (Proposal No. 1) and the advisory vote on executive compensation (Proposal No. 2) are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

The Company does not believe that this Meeting will feature any proposal or matter of business that is the subject of a contested solicitation. However, despite the Company informing Mr. Hammann that, due to his failure to submit a qualifying and timely notice of nominations and proposals, he will not be permitted to present proposals or nominations for stockholder approval at the Meeting, Mr. Hammann may attempt to proceed with a solicitation. Any such attempt by Mr. Hammann to bring nominations or proposals before stockholders at the Meeting would not guarantee that such an attempt by Mr. Hammann was lawful under or consistent with relevant state law.

When a matter to be voted on at a meeting of stockholders is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares on that matter. Accordingly, if Mr. Hammann proceeds with a solicitation for the election of his slate of director nominees at the Meeting and/or other proposals that he may intend to propose at the Meeting, then all of the proposals described in this Proxy Statement will be deemed “non-routine” matters, and banks, brokers and other nominees will not be permitted to vote your shares on any of those proposals without your specific instructions. Additionally, broker non-votes would then have no impact on any proposal, and would not be counted for purposes of determining whether a quorum is present at the Meeting. We urge you to give specific voting instructions to your broker on all three proposals. Concerning the election of directors, you may: (a) vote for all director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line.

Questions and Answers

Q.	Why am I receiving these materials?

We have provided you these proxy materials because our Board is soliciting your proxy to vote at the Meeting, which is to be held on Friday, July 16, 2021, at 10:00 a.m. (Pacific Time), via live webcast, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the virtual Meeting to vote on the proposals described in this Proxy Statement.  However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.	What am I voting on?

You are voting on the following matters to:

1.	Elect five directors to our Board, each to serve until the next Annual Meeting of Stockholders or until his or her successor has been duly elected or appointed and qualified.

2.	Approve, on a nonbinding advisory basis, the compensation of our named executive officers.

3.	Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

4.	Transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

Q.	Why are you holding a virtual meeting and how can stockholders attend?

In light of the ongoing COVID-19 pandemic, the Meeting will be held virtually.  To participate in our virtual Meeting, visit www.virtualshareholdermeeting.com/ADMP2021 with your control number included on your proxy card, or in the instructions that accompanied your proxy materials.

Q.	What is the format of the Meeting?

We will be hosting the Meeting live via Internet webcast. You will not be able to attend the Meeting in person. A summary of the information you need to attend the Meeting online is provided below:

●	Any stockholder as of the Record Date may listen to the meeting and participate live via webcast at www.virtualshareholdermeeting.com/ADMP2021. The webcast will begin at 10:00 a.m. Pacific Time on July 16, 2021.

●	Stockholders may vote and submit questions during the Meeting via live webcast.

●

To enter the Meeting, please have your control number which is available on your proxy card. If you do not have your control number, you will not be able to vote or submit questions during the Meeting.

●	Instructions on how to connect to and participate in the Meeting via Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ADMP2021.

Q.	Who is entitled to vote at the virtual Meeting?

Only stockholders holding Common Stock at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.	How do I vote?

Vote by Mail:  Stockholders of record (that is, if you hold your stock in your own name) may sign and date the white proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet: If you are a holder of record of shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is http://www.proxyvote.com and it is also listed on the proxy card.  Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on July 15, 2021. If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee. Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Voting Via the Virtual Annual Meeting Website.  To vote during the virtual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/ADMP2021.

If your shares are held in the name of a bank, broker, trustee or other nominee holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.  Telephone and Internet voting generally will be offered to stockholders owning shares through most banks and brokers by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Standard Time) on July 15, 2021.

Q.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 16, 2021. Can I access the proxy materials and annual report electronically?

Under the rules of the SEC, we have chosen to deliver proxy materials to stockholders under the “full set delivery option,” by providing paper copies of the Company’s full Proxy Statement and form of proxy. This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2020, are available on the website: http://www.adamispharmaceuticals.com. The information on this website, other than this Proxy Statement, is not part of this Proxy Statement.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time prior to the taking of the vote at the virtual Meeting. If you submitted your proxy by mail, you must (a) file with the Secretary of the Company a properly executed written notice of revocation or (b) timely deliver a valid later-dated proxy (including a telephone vote), or attend and vote at the Meeting. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the virtual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary of the Company or vote at the virtual Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend the virtual Meeting. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Q.	How are proxies voted?

All valid proxies received prior to the Meeting will be voted.  All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q.	Do I have appraisal or dissenters' rights?

None of the applicable Delaware law, the Company’s Restated Certificate of Incorporation, as amended, or the Bylaws, provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Q.	Can I attend the meeting in person?

No. This year’s Meeting will be completely virtual, and will be conducted via live webcast. You will be able to listen to the Meeting, submit your questions during the Meeting, and vote during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/ADMP2021 and entering the control number included on your proxy card, or in the instructions that accompanied your proxy materials.

Q.	What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 148,886,141 outstanding shares of Common Stock entitled to vote at the Meeting. Thus, the presence of the holders of Common Stock representing at least 74,443,071 shares will be required to establish a quorum. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting may be adjourned until a quorum is obtained.

Q.	What happens if the Meeting is postponed or adjourned?

If the Meeting is postponed or adjourned, your proxy will remain valid and may be voted when the Meeting is convened or reconvened. You may change or revoke your proxy until it is voted.

Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes properly cast at the Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. For the advisory Proposal No. 2 concerning executive compensation, Proposal No. 3 to ratify the selection of BDO or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the votes cast either in person or represented by proxy at the Meeting will be required. For these proposals, a properly marked “ABSTAIN” with respect to any such matter will not be voted, and will not be counted as a vote cast for purposes of determining the number of votes cast with respect to a proposal in person or by proxy at the Meeting. Accordingly, an abstention will not be considered as voting with respect to such matter.

Q.	How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from the Company. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that the Company is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.	What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker may vote your shares for you at his or her discretion on routine matters.

Q.	May I attend the Meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the virtual Meeting. If you are not a record holder, however, you may not vote your shares at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.	What are the recommendations of the Board?

The Board unanimously recommends that the stockholders vote:

●	"FOR" the election of the five directors nominated by the Company;

●	"FOR" the proposal to approve the compensation of our named executive officers; and

●	"FOR" ratification of the selection of BDO as our independent registered public accounting firm for the year ending December 31, 2021.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion based on their best judgment in accordance with Rule 14a-4(c).

Solicitation of Proxies

This solicitation is made by the Company. We will bear the expenses of soliciting proxies and the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission.   Our aggregate expenses related to the solicitation (excluding the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers) are expected to be approximately $300,000, of which approximately $80,000 has been incurred to date.

  In addition, Saratoga Proxy Consulting LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, estimated to be approximately $75,000 plus reimbursement of certain expenses and certain other charges. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding proxy and solicitation materials to stockholders. If you have any questions or need assistance voting your shares of Common Stock, please contact Saratoga Proxy Consulting LLC, our proxy solicitor, by calling (212) 257-1311 or toll free at (888) 368-0379.

PROPOSAL NO. 1
 ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board has nominated five candidates for election as director for a term expiring at the next Annual Meeting of Stockholders. All of the nominees are currently members of our Board.  Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. Each of the director nominees named below has consented to (i) serve as a nominee, (ii) serve as a director if elected, and (iii) to being named as a nominee in this Proxy Statement. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

Certain information with respect to the directors and nominees is set forth below as of the Record Date.

NAME	AGE	DIRECTOR SINCE	POSITION(S) HELD
Howard C. Birndorf	71	2019	Director
Roshawn A. Blunt	46	2019	Director
Dennis J. Carlo, Ph.D.	77	2009	President, Chief Executive Officer and Director
David J. Marguglio	50	2009	Senior Vice President, Chief Business Officer and Director
Richard C. Williams	77	2014	Director, Chairman of the Board

Howard C. Birndorf. Mr. Birndorf became a director in August 2019.  Mr. Birndorf is a biotechnology entrepreneur and one of the founders of the biotech industry in San Diego, California. Since at least 2016 he has been an investor, and since 2018 he has served as a business development consultant with Vision Clinical Research, a contract research organization service provider in the in vitro diagnostic, medical device and pharmaceutical industries. Mr. Birndorf co-founded the monoclonal antibody company Hybritech in 1978, which was subsequently acquired by Eli Lilly and Company in 1986. He has founded or co-founded a number of other companies including Gen-Probe Incorporated, IDEC Pharmaceuticals (which merged with Biogen Inc. to form Biogen-Idec), and Ligand Pharmaceuticals Incorporated. Mr. Birndorf was also involved in the formation of Gensia (Sicor), and was a director of Neurocrine Biosciences, Inc. from 1992 to 1997. He was the founder and co-chair of the Coalition for 21st Century Medicine and was a co-founder, Chairman and Chief Executive Officer of Nanogen, Inc. Mr. Birndorf earned his B.A. in Biology from Oakland University, an M.S. in Biochemistry from Wayne State University, and received honorary Doctor of Science degrees from Oakland University and Wayne State University.

Roshawn A. Blunt. Ms. Blunt has more than 20 years of experience in the biopharmaceutical and medical device industries.  In 2010, Ms. Blunt founded and currently is managing director of 1798 Consultants, which is a national healthcare consulting firm focused on educating and developing strategies for clients to address healthcare compliance, reimbursement, health policy and patient access issues (which has been acquired by Fingerpaint). She began her pharmaceutical career at The Boston Consulting Group, working primarily on cases in the healthcare industry. She has held a variety of strategic reimbursement and commercialization positions of increasing importance at Amgen, Inc. including involvement in the marketing of Aranesp and acting as global government affairs director in the company’s Washington D.C. office. Ms. Blunt was also the first global director of health economics and reimbursement for Biosense Webster, Inc., a Johnson & Johnson company. Prior to starting 1798 Consultants, she was vice president of strategy, planning, and communication at Long Beach Memorial Center and Miller Children’s Hospital. Ms. Blunt graduated from Princeton University, where she earned her A.B. from the Woodrow Wilson School of International and Public Policy. She earned her M.B.A. from Kellogg School of Management at Northwestern University.

Dennis J. Carlo, Ph.D.  Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and a corporation that now is a wholly-owned subsidiary of the Company, Adamis Corporation (“Old Adamis”). Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009.  From 2003 to 2006, he served as president of Telos Pharmaceuticals LLC, a private biotechnology company. From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly and Company in 1986. After the sale to Eli Lilly and Company, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002. Before then, he held various positions with life science companies, including Merck & Co., Inc. Dr. Carlo earned a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

David J. Marguglio. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis, and has held positions with the Company of Senior Vice President of Corporate Development and, since March 2017, Senior Vice President and Chief Business Officer. Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009.  From 1996 to 2006, he held various positions with Citigroup Global Markets, Inc., Smith Barney and Merrill Lynch. Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm. He earned a degree in finance and business management from the Hankamer School of Business at Baylor University.

Richard C. Williams. Mr. Williams became a director and Chairman of the Board in August 2014. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams served in a number of progressively responsible operational and financial management positions with multinational firms. These firms included American Hospital Supply Corporation, UNC Resources, Abbott Laboratories, Field Enterprises and Erbamont NV.  Mr. Williams served as a director and Vice Chairman of Strategic Planning for King Pharmaceuticals, Inc. from 2000 to 2002.  Prior to King, he served as Chairman and a director of Medco Research Inc. from 1991 to 2000 before Medco Research Inc. was acquired by King Pharmaceuticals, Inc. Mr. Williams has also served as a director of several other public and private companies, several as Chairman, including Ista Pharmaceuticals, Inc., Immunomedics, Inc. from 1996 to 2004 and the Company. Mr. Williams served as a director of the Company from November 2003 to April 2009, and was Chairman of the Company from November 2003 to April 2009, when the Company merged with Old Adamis (which was then named Adamis Pharmaceuticals Corporation) and changed its corporate name to Adamis Pharmaceuticals Corporation. Following the merger, Mr. Williams served as Chairman of the Company until June 2009. He served as a director of Ista Pharmaceuticals, Inc. from December 2002 to June 2012 and as Chairman of the Board from July 2004 to June 2012, when Ista Pharmaceuticals, Inc. was acquired. He was a member of the Listed Company Advisory Committee of New York Stock Exchange from 1999 to 2003. Mr. Williams earned a Bachelor of Arts degree in Economics from DePauw University and a M.B.A. from the Wharton School of Finance at the University of Pennsylvania.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director candidates, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We believe that our Board is composed of a group of leaders in their respective fields.  Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing and commercial transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board, in light of the Company’s business and structure:

Howard C. Birndorf  brings his extensive leadership, business and scientific knowledge of the life science and pharmaceutical industries, including his service as a director and an executive officer of private and public biotechnology companies.

Roshawn A. Blunt brings her extensive experience as an employee, officer and consultant in the biopharmaceutical, medical device and healthcare industries.

Dennis J. Carlo, Ph.D. brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of the Company gained from his position as chief executive officer of the Company.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of the Company gained from his position as an officer of the Company.

Richard C. Williams brings his extensive leadership, business, financial and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies and the knowledge gained from consulting to companies and investors in the biotechnology, pharmaceuticals and life science areas, as well as his previous experience working in senior capacities at large pharmaceutical companies.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ. In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company’s independent registered public accounting firm. Based on its review, the Board determined that each member of the Board, other than Dr. Carlo and Mr. Marguglio both of whom are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

Meetings of Our Board

Our Board met 12 times during 2020. Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he or she served. Our Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the persons who were directors at the time of last year’s annual meeting of stockholders attended last year’s meeting.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Currently, Mr. Williams, an independent director, serves as Chairman of the Board. The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company. We are exposed to a number of risks, including financial risks, strategic and operational risks, risks relating to our development and commercialization activities, risks relating to the COVID-19 outbreak and pandemic, and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures. The Board is currently comprised of five directors, three of whom are independent. The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees. All of the members of each committee are independent directors. Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company.  Each of our Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee periodically reviews enterprise risks with the goal of ensuring that our compensation programs do not encourage excessive risk-taking, our Nominating and Governance Committee assesses risks related to governance issues, and our Audit Committee monitors and assesses financial risk and internal controls and assists the Board in overseeing legal requirements.

Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, and legal and regulatory compliance. Our Audit Committee also serves as the contact point for employees to report corporate compliance issues. Our Audit Committee regularly reviews with our Board, as appropriate, issues that arise in connection with such topics. Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

The Board has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee. The members of each committee are Howard C. Birndorf, Roshawn A. Blunt and Richard C. Williams.  Mr. Williams is Chair of the Audit Committee; Mr. Birndorf is Chair of the Compensation Committee; and Ms. Blunt is Chair of the Nominating and Governance Committee. Copies of the charter of each committee were attached as appendices to the Company’s definitive proxy statement for its 2019 annual meeting of stockholders.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee assists the full Board in its general oversight of our compliance with legal and regulatory requirements, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Subject to the charter, the responsibilities of the Audit Committee also include reviewing and monitoring the integrity of our accounting practices, internal control systems, financial reporting processes and our financial statements and related disclosures in our filings with the SEC, monitoring the independence and performance of our independent auditor, providing an avenue of communication among the independent auditor, our management and our Board, and reviewing policies with respect to risk assessment and risk management. The Audit Committee meets with management periodically to consider the adequacy of our internal controls and our financial reporting.  The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from the Company. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Audit Committee also reviews and approves related party transactions. The current members of the Audit Committee are Richard C. Williams, Howard C. Birndorf and Roshawn A. Blunt. The Board has determined that each member of the Audit Committee is “independent” as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Williams qualifies as an “audit committee financial expert” as defined in such regulations. The Audit Committee met five times during 2020.

Compensation Committee

Principal functions of the Compensation Committee include: (i) reviewing and approving or recommending approval of compensation arrangements and levels of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; (iv) reviewing and approving or making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation and evaluating our executive officers’ performance in light of such goals and objectives; and (v) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee.  Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually. The committee, or the independent directors serving on the Board, makes the final decisions regarding the chief executive officer’s and the other named executive officers’ total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in Board determinations concerning his or her compensation. With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and compensation awards.  Our Chief Executive Officer may make recommendations to the Compensation Committee and the Board concerning compensation for other executive officers.  Our Chief Executive Officer is a member of the Board but does not participate in Board or committee decisions regarding any aspect of his own compensation.  Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist the committee. The committee may engage compensation consultants to provide information to the committee to assist in making decisions regarding compensation of our officers and directors. The Compensation Committee met four times during 2020.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee. Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for other named executive officers, except for discussions regarding his own salary and incentive compensation.

Nominating and Governance Committee

Subject to its charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation and effectiveness of the Board and its committees. The Nominating and Governance Committee met once during 2020.

Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the committee will consider candidates timely and properly proposed by stockholders. Stockholders may submit a candidate’s name and qualifications to the Board by mailing a letter to the attention of the Secretary, Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, and providing the information required by the Bylaws along with any additional supporting materials the security holder considers appropriate. The committee will review and evaluate information available to it regarding candidates timely and properly proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. In considering potential new directors, the committee considers a variety of factors, including: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interests of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the Securities and Exchange Commission (“SEC”) and the NASDAQ listing standards. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board. The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, who the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The committee does not have a specific policy with regard to the consideration of diversity in identifying director candidates. However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director candidates.

Stockholder Communications with the Board

Stockholders may send communications to the Board or individual members of the Board by writing to them, care of Adamis Pharmaceuticals Corporation, Attention: Secretary, at 11682 El Camino Real, Suite 300, San Diego, California 92130.  Communications will be forwarded to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Required Vote

Each director is elected by a plurality of the votes cast on the election of directors at a meeting at which a quorum is present.  As a result, assuming that a quorum is present at the Meeting, the nominees who receive the highest number of votes, up to the number of directors to be elected at the Meeting, will be elected.  Abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast and therefore will have no effect on the outcome of the vote on this proposal.  The persons named in the enclosed proxy will vote the proxies they receive "FOR" the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Board Recommendation:

The Board DOES NOT endorse any director nominee of Mr. Hammann and urges you not to sign or return any proxy card that may be sent to you by Mr. Hammann. Please note that voting to “WITHHOLD” with respect to any of Mr. Hammann’s nominees on a proxy card supplied by or on behalf of Mr. Hammann is not the same as voting for the Company’s nominees, because a vote to “WITHHOLD” with respect to any nominees of Mr. Hammann’s proxy card will revoke any proxy you previously submitted. If you already have submitted a proxy card sent to you by, or on behalf of, Mr. Hammann, the Board recommends that you complete, date, sign and return the enclosed white proxy card. Only the most recently dated proxy you submit will be counted. Any proxy you submit may be revoked at any time prior to its exercise at the Meeting as described in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At our 2019 Annual Meeting of Stockholders, the stockholders voted, on a non-binding advisory basis, in favor of having an advisory vote on executive compensation every year. Accordingly, we are conducting an advisory vote on the compensation of our named executive officers at the Meeting and will continue to conduct an advisory vote on the compensation of our named executive officers annually until our next say-on-pay frequency vote.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Because this advisory vote relates to, and may impact, the Company’s executive compensation policies and practices, the Company’s executive officers, including its named executive officers, have an interest in the outcome of this vote.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the votes cast with respect to the proposal either in person or represented by proxy at the Meeting. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL NO. 3
RATIFICATION OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2021

The Audit Committee has selected the independent registered public accounting firm of BDO for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 2021. Neither the firm nor any of its members has any direct or indirect financial interest in the Company.

On June 18, 2020, the Company dismissed Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board approved the decision to dismiss MHM.  On the same day, the Audit Committee appointed BDO as the Company’s new independent registered public accounting firm for the purpose of auditing and reporting upon the financial statements of the Company for the year ending December 31, 2020.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of BDO as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain BDO or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders. A formal statement by representatives of BDO is not planned for the Meeting. However, representatives of BDO are expected to be present at the virtual Meeting and will be available to respond to appropriate questions by stockholders.

During the two fiscal years ended December 31, 2019, and the subsequent interim periods through June 18, 2020, there were no: (1) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of MHM on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports included an explanatory paragraph noting that the Company has incurred recurring losses from operations and is dependent on additional financing to fund operations, and that such conditions raise substantial doubt about the Company’s ability to continue as a going concern.

We provided MHM with a copy of the disclosures that we made in a Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC.  We requested that MHM furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of MHM’s letter dated June 19, 2020, was attached as Exhibit 16.1 to the Report.

During the fiscal years ended December 31, 2019 and 2018, and during all subsequent interim periods through June 18, 2020, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and in each case where a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” with its former auditors within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” within the meaning of Item 304(a)(1)(v) Regulation S-K.

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Audit Fees

The following table sets forth fees billed to us by our independent registered public accounting firm during the years ended December 31, 2020 and 2019 for: (i) services rendered for the audit of our annual financial statements, review of our quarterly financial statements, and other services normally provided in connection with statutory and regulatory filing requirements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.  On June 18, 2020, the Audit Committee of the Company approved the dismissal of MHM as the Company’s independent registered public accounting firm, and appointed BDO as the Company’s new independent registered public accounting firm.

BDO fees are summarized below:

	Fiscal 2020	Fiscal 2019
Audit Fees (1)	$468,505	$—
Audit Related Fees	—	—
Tax Fees	4,547	48,690
All Other Fees (3)	—	268,600
Total Fees:	473,052	317,290

MHM fees are summarized below:

	Fiscal 2020	Fiscal 2019
Audit Fees (1)	$307,059	$449,615
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	307,059	449,615

(1)

Includes fees associated with the annual audit of our financial statements and internal control over financial reporting, the review of our interim financial statements, and for services normally provided in connection with statutory and regulatory filing requirements, including fees associated with review of registration statements and providing consents and comfort letters.

(2)	Includes fees associated with the preparation of the Company's income tax returns and other tax related consulting.
(3)	Includes fees associated with Sarbanes-Oxley Act of 2002 and technical accounting consulting including regarding adoption of new accounting guidance.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee approves in advance all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically reviews and revises the list of pre-approved services. The Audit Committee delegates certain pre-approval authority to its chairperson, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees to our principal independent registered public accounting firm reported in the table above under the headings Audit Fees and Audit-Related Fees, and Tax Fees and All Other Fees, for the years ended December 31, 2020 and 2019, were approved by the Audit Committee before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

MHM has advised the Company that substantially all MHM’s personnel, who work under the control of MHM’s stockholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2019, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the votes cast with respect to the proposal either in person or represented by proxy at the Meeting. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management the Company's audited financial statements for the fiscal year ended December 31, 2020, including the internal controls over financial reporting. The Audit Committee also reviewed and discussed with our independent registered public accounting firm with respect to such financial statements those matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees (formerly Auditing Standard 16), issued by the Public Company Accounting Oversight Board. Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to the Company and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such independent registered public accounting firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that the Company's audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee

Richard C. Williams, Chair
Roshawn A. Blunt
Howard C. Birndorf

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the SEC’s Regulation 14A, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers, are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	77	Chief Executive Officer of the Company and Director
David J. Marguglio	50	Senior Vice President, Chief Business Officer and Director
Robert O. Hopkins	60	Senior Vice President, Finance and Chief Financial Officer
Ronald B. Moss, M.D.	61	Chief Medical Officer

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction between the Company and Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp, a private investment firm. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises, Inc. providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins earned a B.S. degree in Finance from Indiana State University and a M.B.A. from Lake Forest Graduate School of Management.

Ronald B. Moss, M.D. Dr. Moss joined the Company as Chief Medical Officer in February 2017. Prior to joining the Company, Dr. Moss served as President and Chief Executive Officer of Ansun Biopharma from October 2012 to February 2017 and as interim Chief Executive Officer from October 2011 to October 2012. Dr. Moss served as Executive Vice President of Clinical Development & Medical Affairs at NexBio Inc. from January 2009 to October 2011. From June 2006 to January 2009, Dr. Moss served as the Vice President of Clinical Development at Vical Inc. From January 2004 to March 2006, he served as the Vice President of Medical Affairs at Telos Pharmaceuticals LLC. Dr. Moss served as the Senior Director of Worldwide Regulatory Affairs for Vaccines/Biologics at Merck & Co., Inc. from January 2003 to January 2004. Dr. Moss joined The Immune Response Corporation in January 1994 as Medical Director and advanced through positions of increasing responsibility and served as the interim President and Chief Executive Officer from August 2002 to January 2003. From July 1993 to January 1994, Dr. Moss served as Assistant Medical Director at Immunization Products Ltd., a joint venture between Rhone-Poulenc Rorer and Immune Response. Dr. Moss trained in Pediatrics at SUNY Stony Brook and completed his Fellowship in Allergy and Clinical Immunology at the National Institutes of Health, and is board certified in allergy and immunology. He is a Fellow of the American Academy of Allergy, Asthma and Immunology (FAAAAI) and a Fellow of the American College of Allergy, Asthma, and Immunology (FACAAI). Dr. Moss is a voluntary associate clinical professor at University of California, San Diego, School of Medicine Department of Medicine. Dr. Moss earned his M.D. degree at the Chicago Medical School, Rosalind Franklin University of Medicine and Science and his bachelor’s degree from the State University of New York at Stony Brook.

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of May 24, 2021 (the “Table Date”), regarding beneficial ownership of all classes of our voting securities, to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. As of the Table Date, the applicable share numbers and percentages are based on 148,886,141 shares of Common Stock issued and outstanding.

	Shares Beneficially Owned (1) Title or Class of Securities:
	Common Stock			Preferred Stock
	Shares		Percent	Shares		Percent
Directors
Dennis J. Carlo, Ph.D.	1,903,191	(2)	1.3
David J. Marguglio	849,048	(3)	*
Richard C. Williams	299,918	(4)	*
Howard C. Birndorf	58,824	(5)	*
Roshawn A. Blunt	—		*
Other Named Officers
Robert O. Hopkins	639,739	(6)	*
Ronald B. Moss	469,669	(7)	*
Other Beneficial Ownership
Walleye Trading, LLC	—			172,414	(8)	89.6
Philco Investments Ltd.	—			20,000	(8)	10.4
All Company directors and executive officers as a group (seven persons)	4,220,389	(9)	2.8

*	Less than 1%.
(1)

Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to an option or similar right that is currently exercisable or exercisable within 60 days of the Table Date, and shares of Common Stock that are issuable upon conversion of outstanding shares of preferred stock that are convertible within 60 days of the date of the table, are deemed to be outstanding and to be beneficially owned by the person holding such option or right for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130.

(2)

Includes 322,415 shares of Common Stock owned of record, 5,883 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo; 1,489,198 shares of Common Stock underlying options and 85,695 restricted stock units which were vested as of the Table Date or 60 days after such date. Excludes 336,826 restricted stock units which become exercisable or vest over time after such period.

(3)

Includes 171,505 shares of Common Stock owned of record, 5,884 shares of Common Stock held of record by a family member and beneficially owned by Mr. Marguglio; 603,103 shares of Common Stock underlying options and 68,556 restricted stock units which were vested as of the Table Date or 60 days after such date. Excludes 269,461 restricted stock units which become exercisable or vest over time after such period.

(4)

Includes 89,918 shares of Common Stock owned of record and 210,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 150,000 restricted stock units which vest over time after such period.

(5)	Includes 58,824 shares that are issuable upon the exercise of a warrant that is exercisable as of and within 60 days after the Table Date.
(6)

Includes 139,050 shares of Common Stock owned of record; 432,133 shares of Common Stock subject to options and 68,556 restricted stock units which were vested as of the Table Date or 60 days after such date. Excludes 269,461 restricted stock units which vest over time after such period.

(7)

Includes 115,993 shares of Common Stock owned of record; 293,467 shares of Common Stock subject to options and 60,209 restricted stock units which were vested as of the Table Date or 60 days after such date. Excludes 69,461 restricted stock units which vest over time after such period.

(8)

The number of shares indicated in the table under the heading “Preferred Stock” includes shares of the Company’s Series A-2 Preferred Stock that are issuable upon the exercise of warrants held by each of the following securityholders, which are exercisable as of or within 60 days after the Table Date, to purchase the following number of shares of Series A-2 Preferred and/or Common Stock:  Walleye Trading LLC (“Walleye”), 172,414 shares; and Philco Investments, Ltd., 20,000 shares.  The business address of Walleye is 2800 Niagara Lane, Plymouth, Minnesota 55447.  Andrew Carney, the Chief Executive Officer of Walleye, has voting and investment control over the securities beneficially owned by Walleye.  Mr. Carney disclaims beneficial ownership over the securities held by Walleye, except to the extent of its or his pecuniary interest therein.  The business address of Philco Investments, Ltd, (“Philco”) is 4500 Cooper Road, Suite 301, Cincinnati, Ohio 45242.   Under the Certificate of Designation relating to the Series A-2 Preferred, each share of Series A-2 Preferred is convertible into Common Stock at an initial conversion rate of 1-for-1.  Except as provided in the Certificate of Designation or as otherwise required by law, the holders of Series A-2 Preferred are entitled to vote with the holders of outstanding shares of Common Stock, voting together as a single class, with respect to all matters presented to the stockholders for their action or consideration. In any such vote, each holder is entitled to a number of votes equal to the number of shares of Common Stock into which the Series A-2 Preferred held by such holder is convertible.

(9)	Includes 3,027,901 shares of Common Stock underlying options, 58,824 warrant shares and 283,016 restricted stock units which were vested within 60 days after the Table Date.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company during years ended December 31, 2020 and 2019 to (i) each person who served as the Company’s chief executive officer during fiscal 2020, (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2020 and whose total compensation for such year exceeded $100,000, and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2020, of which there were none (sometimes referred to collectively as the “named executive officers”).

		Salary	Bonus	Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Name and Principal Position	Year	($)	($)	($)		($)	($)		($)		($)
Dennis J. Carlo, Ph.D.	2020	$667,013	—	—		—	248,129	(1)	67,665	(2) (4)	$982,807
President and Chief Executive Officer	2019	$667,013	—	1,072,740	(3)	—	—		30,556	(2)	$1,770,309
Robert O. Hopkins	2020	$424,600	—	—		—	118,463	(1)	36,897	(2)	$579,960
Senior Vice President, Chief Financial Officer	2019	$424,600	—	858,192	(3)	—	—		30,556	(2)	$1,313,348
Ronald B. Moss	2020	$451,000	—	—		—	125,829	(1)	36,817	(2)	$613,646
Chief Medical Officer	2019	$451,000	—	858,192	(3)	—	—		30,357	(2)	$1,339,549

(1)	Reflects cash bonuses paid in 2021 pursuant to the Company's 2020 Bonus Plan, with respect to the 2020 year.
(2)	For 2020 and 2019, consists primarily of premiums paid by the Company on behalf of each of Dr. Carlo, Dr. Moss and Mr. Hopkins for health, dental and vision insurance.
(3)	Reflects restricted stock unit ("RSU") awards granted on January 30, 2019 and which will vest ratably approximately quarterly over a period of three years if the recipient has provided continuous service or upon change of control or upon death or disability, with respect to the following numbers of shares of Common Stock: Dr. Carlo, 347,165 shares; and Dr. Moss and Mr. Hopkins, 277,732 shares. The fair value of the shares at the time of issuance of the RSUs was $3.09 per share. For discussion of assumptions used to estimate fair value, please see Note 20 to our financial statements in the 2020 Annual Report on Form 10-K.
(4)	Due to COVID-19 limitations and restrictions on affecting vacations and vacation travel, for 2020 the Company paid employees whose accumulated vacation/PTO hours ceased accruing during 2020 because the maximum allowable accrual was reached amounts in consideration of the inability to accrue additional vacation hours during 2020.

Narrative Disclosure to Compensation Table

Employment Agreements

The Company has previously entered into employment agreements with its named executive officers and certain other executive officers, effective December 31, 2015, and with respect to Dr. Moss, in February 2017. The agreements provide for the employment of the named executive officers to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; Ronald D. Moss, M.D., Chief Medical Officer; and Robert O. Hopkins, Vice President of Finance and Chief Financial Officer.

The agreements with our named executive officers provide for initial base compensation at the following initial annual rates: Dr. Carlo, $550,000; Dr. Moss, $385,000; and Mr. Hopkins, $260,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to officers, including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by the Company. The Board may also in its discretion make additional discretionary cash or equity payments, awards, changes in base salary, bonuses or other payments to its officers and employees. Except with respect to titles, salary amounts, and certain severance and benefit provisions following certain kinds of employment terminations or change of control events, or otherwise as described below, the agreements are similar in material respects. The agreements are terminable at any time by either party.

There were no increases in the annual base salaries for 2020 of the named executive officers. In January 2019, the Compensation Committee approved an increase in the annual base salaries for 2019 of the named executive officers to the following amounts: Dr. Carlo, $667,013; Dr. Moss, $451,000; and Mr. Hopkins, $424,600.

Bonus and Non-Equity Incentive Plan Compensation

Each officer is eligible to receive such discretionary bonuses as the Compensation Committee may approve. In addition, our compensation structure includes eligibility for annual cash bonuses for officers and most non-officer employees. In June 2020, the Compensation Committee approved the Company’s 2020 Bonus Plan (the “2020 Bonus Plan”). The terms of the 2020 Bonus Plan establish for each level of Company employee (with certain exceptions), including the Company’s executive officers, a target cash bonus amount, expressed as a percentage of base salary. Bonus payments will be based on evaluation by the Compensation Committee of the Company’s achievement of corporate performance goals for the relevant year, and, where applicable, individual goals. The corporate performance goals for 2020 were, and subsequent plan years will be, determined by the Compensation Committee and may include the achievement of performance targets and business goals relating to matters such as, without limitation, the Company’s financial results, revenues, net income, EBITDA, return on equity, stock price, capital raising activities, pre-clinical or clinical trial activities (including without limitation initiation or completion of trials), regulatory filings relating to product candidates, other regulatory activities or approvals, product development, product commercialization activities, strategic activities and strategic commercial agreements or arrangements, or other corporate goals. All determinations regarding payments of bonuses under the 2020 Bonus Plan are made by the Compensation Committee. The target bonus amounts as a percentage of base salary for 2020 for our named executive officers were as follows: Dr. Carlo, 60%; and Dr. Moss and Mr. Hopkins, 45%. The corporate performance goals for 2020 included the achievement of performance targets and business goals related to the Company’s financial results, commercialization activities and agreements, clinical development and regulatory filings and approvals, and product development activities. Following the end of the 2020 year, the Compensation Committee approved cash bonus payments under the 2020 Bonus Plan for 2020 to the Company’s executive officers, including to the named executive officers in the following amounts: Dr. Carlo, $248,129; Mr. Hopkins, $118,463; and Dr. Moss, $125,829.

In January 2019, the Compensation Committee approved the Company’s 2019 Bonus Plan (the “2019 Bonus Plan”). The terms of the 2019 Bonus Plan are similar in material respects to the 2020 Bonus Plan. The target bonus amounts as a percentage of base salary for 2019 for our named executive officers were as follows: Dr. Carlo, 60%; and Dr. Moss and Mr. Hopkins, 45%. The corporate performance goals for 2019 included the achievement of performance targets and business goals related to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. Following the end of the 2019 year, the members of the Compensation Committee determined that the target performance goals had not been met at a sufficient level and did not approve the payment of any bonuses under the 2019 Bonus Plan with respect to the 2019 year.

Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer and certain other specified officers in any taxable year.  For tax years ending prior to December 31, 2017, the $1 million deduction limitation did not apply to “performance-based compensation” (as defined under Section 162(m) of the Code) or compensation qualified for one of the other exemptions from the deduction limit. The exemption from Section 162(m) of the Code’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to a covered officer (which now includes our Chief Financial Officer) in excess of $1 million will generally not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals, and may authorize compensation payments that are not fully tax deductible if the committee believes that such payments are appropriate to attract and retain executive talent or meet other business objectives.

Equity Incentives

Our 2020 Equity Incentive Plan (the “2020 Plan”) provides for the grant to eligible employees, directors and consultants of stock options, shares of Common Stock, restricted stock awards, restricted stock unit (“RSU”) awards, stock appreciation rights, performance stock awards, and other forms of equity compensation (“Stock Awards”), as well as certain kinds of performance cash awards (collectively with Stock Awards, “Awards”), on such terms as are determined by the Board or other Plan administrator. The Board adopted the 2020 Plan in June 2020, and the stockholders approved the 2020 Plan in August 2020.  Under the provisions of the 2020 Plan, no Award may be granted, issued or made under the 2020 Plan until such time as the fair market value of the Common Stock, which is generally the closing sales price of the Common Stock on the principal stock market on which the Common Stock is traded, has been equal to or greater than $3.00 per share (subject to proportionate adjustment for stock splits, reverse stock splits, and similar events) for at least 10 consecutive trading days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the fair market value of the Common Stock.  The aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the 2020 Plan (the “Share Reserve”) is initially 2,000,000.  Under the terms of the 2020 Plan, the number of shares of Common Stock reserved for issuance will automatically increase on January 1 of each calendar year during the term of the 2020 Plan, commencing January 1, 2021, by five percent of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year; however, the Board may act prior to the start of a calendar year for which an increase applies to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.  The Board, or an authorized committee such as the Compensation Committee, administers the 2020 Plan. The 2020 Plan administrator determines recipients, dates of grant, the numbers and types of Awards to be granted, and the terms and conditions of the Awards, including the period of their exercisability and vesting schedule applicable to an Award. Options granted under the 2020 Plan have terms of up to 10 years.  To the extent that Awards may be granted under the 2020 Plan, we generally made an initial equity award of stock options to most new employees and annual stock-based grants as part of our overall compensation program, and sometimes upon promotion. All equity-based awards granted to executives are approved by our Compensation Committee or the Board. Stock option grants have an exercise price equal to the fair market value of our Common Stock on the grant date and generally have a vesting schedule that provides for monthly or other periodic vesting of the option over a period of time, sometimes with an initial cliff-vesting period where a portion vests after an initial period of time from the grant date, provided that the award recipient continues to provide continuous service to the Company.

Our 2009 Equity Incentive Plan (the “2009 Plan”) provides for the grant to eligible employees, directors and consultants of Awards, as well as certain kinds of performance cash awards, on such terms as are determined by the Board or other 2009 Plan administrator. The Board adopted the 2009 Plan in February 2009 and the stockholders approved the 2009 Plan in March 2009. The 2009 Plan terminated in February 2019, and no further awards may be made under the 2009 Plan. The Board, or an authorized committee such as the Compensation Committee, administers the 2009 Plan. The 2009 Plan administrator determines recipients, dates of grant, the numbers and types of Awards to be granted, and the terms and conditions of the Awards, including the period of their exercisability and vesting schedule applicable to an Award. Options granted under the 2009 Plan have terms of up to 10 years. Before termination of the 2009 Plan, we generally made an initial equity award of stock options to new employees and annual stock-based grants as part of our overall compensation program. All equity-based awards granted to executives are approved by our Compensation Committee or the Board. Stock option grants have an exercise price equal to the fair market value of our Common Stock on the grant date and generally have a vesting schedule that provides for monthly or other periodic vesting of the option over a period of time, sometimes with an initial cliff-vesting period where a portion vests after an initial period of time from the grant date, provided that the award recipient continues to provide continuous service to the Company. Before termination of the 2009 Plan, our general practice was to make annual stock option awards as part of overall compensation, and sometimes upon promotion.

We have also made grants of RSUs in addition to, or in lieu of, stock option awards.  In January 2019, the Compensation Committee granted RSU awards under the 2009 Plan to our executive officers including with respect to the following numbers of shares of Common Stock to our named executive officers: Dr. Carlo, 347,165; and each of Dr. Moss and Mr. Hopkins, 277,732. The 2019 RSUs vest ratably approximately quarterly over a period of three years if the recipient has provided continuous service during the three-year term of the RSU. The RSUs also vest earlier upon the death or disability (as defined the 2009 Plan and the Award agreement relating to the RSU) of the recipient. In addition, each RSU vests in the event of a Change in Control transaction, as defined in the 2009 Plan and Section 409A of the Code and related Department of Treasury guidance (“Section 409A”), before the end of the term of the RSU. If the recipient ceases to provide Continuous Service to the Company during the vesting period (other than as a result of an event described above that results in vesting of the award), then vesting of the RSU award ceases.  The shares covered by the RSU are issuable following vesting, as provided in the 2009 Plan and the applicable Award agreement. The 2009 Plan defines “Continuous Service” as meaning that the participant’s service with the Company or an affiliate, whether as an employee, director or consultant, is not interrupted or terminated, as determined pursuant to the provisions of the 2009 Plan and determined by the Board or the chief executive officer of the Company.

Employee Benefit Programs

Executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Hedging Policy

                Under our insider trading policy, no officer, employee, or director (or any other related person subject to the policy) may make a short sale or similar related transaction of the Company’s securities.  Our policy permits, but discourages, such persons from engaging in hedging transactions or similar arrangements and requires that any such proposed transactions first be approved by our compliance officer.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements of the executive officers of the Company, including named executive officers, contain provisions providing for certain potential payments upon the occurrence of a change in control of the Company. Under the terms of the employment agreements of the executive officers, including our named executive officers, if the Company terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with the Company. The agreements provide that if the officer’s employment is terminated without cause (as defined in the applicable employment agreement), then conditioned on the officer’s timely execution of a general release and waiver, the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio and Hopkins and Dr. Moss, nine months. The officers also would (assuming eligibility and timely elections) be entitled to be reimbursed for payment of the Company’s portion of the premiums required to continue the officer’s medical, dental and vision insurance coverage pursuant to COBRA during the applicable severance period (or until the officer becomes employed full-time by another employer). These payments will be accelerated in the event of a Change in Control transaction, as defined in the agreements. The definition of a “Change in Control” under the agreements is generally similar to the definition of Change in Control in the 2009 Plan, as described below. In addition, under the terms of the agreements, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. Under the agreements, upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service, with “disability” defined in the Plan as the inability of the Plan participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in the Code including Section 409A. The employment agreement of Dr. Moss provides that if his employment is terminated by reason of death or disability, then the vesting of all unvested options held by him will accelerate in full and the options held by Dr. Moss will remain exercisable for one year after his cessation of service, with “Disability” defined in the agreement as the officer being disabled from performing the essential functions of the officer’s assigned duties under the employment agreement due to physical or mental disability, with or without reasonable accommodations as required by applicable law, for a period in excess of 60 consecutive days or a period or periods of more than 120 days in the aggregate in any 12-month period.

The agreements also provide that if an officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the applicable employment agreement), upon or within 13 months after the date of a Change in Control, the officer will also be entitled to receive the severance and medical benefits described above, and the severance payments described above will be accelerated and paid in a lump sum. In addition, in the event of a Change in Control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full. In the event of a Change in Control, the RSUs that were awarded in March 2017, February 2018 and January 2019 to Messrs. Carlo, Marguglio, Hopkins, and Dr. Moss would vest in full if they had not already vested, and shares would be issuable following vesting.

  “Cause” is generally defined in the employment agreements as the occurrence of any one or more of the following:  the officer’s (i) conviction of or plea of nolo contendere to any felony crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between the officer and the Company or of any statutory duty owed to the Company; (iv) unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) gross misconduct. “Good Reason” is generally defined in the employment agreements as the occurrence of any of the following events without the officer’s consent: (i) a material adverse change in the nature of the officer’s authority, duties or responsibilities; (ii) a material adverse change in the officer’s reporting level; (iii) the relocation of the Company’s executive offices or principal business location to a point more than 60 miles from their location as of the date of the agreement; or (iii) a material reduction by the Company of the officer’s base salary as initially set forth in the applicable employment agreement or as the same may be increased from time to time, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior officers of the Company not in excess of 15% of officer’s base salary.  Such a termination by an officer will only be deemed for Good Reason if: (i) the officer gives the Company written notice of the intent to terminate for Good Reason within 30 days following the first occurrence of the condition(s) that the officer believes constitutes Good Reason; (ii) the Company fails to remedy such conditions within 30 days following receipt of the written notice; and (iii) the officer terminates employment within 30 days following the end of the cure period.

Equity Incentive Plans

Our 2009 Plan and our 2020 Plan (sometimes referred to individually as the “Plan” and together as the “Plans”) include provisions affecting the vesting of Awards granted under the Plans in the event of a change in control of the Company. Under the provisions of the 2009 Plan, unless otherwise provided in a particular Award agreement under the 2009 Plan, the following provisions apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award, and may result in acceleration of options or other awards granted under the 2009 Plan in connection with a change in control transaction.

(i)    Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the 2009 Plan or may substitute similar stock awards for Stock Awards outstanding under the 2009 Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)    Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)    Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

In addition, under the provisions of the 2009 Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the recipient of the Stock Award, but in the absence of such provision, no such additional acceleration will occur.

The terms of the options held by the named executive officers and reflected in the Summary Compensation Table, as well as options granted to other executive officers of the Company, provide for full acceleration of any unvested portion of the option upon an event that constitutes a Change in Control of the Company as defined in the 2009 Plan and under Section 409A.  In addition to accelerated vesting of some or all of the unvested portion of an option upon a termination of continuous service without cause, certain options held by executive officers provide for accelerated vesting of the unvested portion of the option in the event of the officer’s termination of continuous service by reason of death or disability.

Under the 2009 Plan and the employment agreements of the executive officers described above, “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any person, entity or “group” (with certain exceptions, an “Exchange Act Person”) within the meaning of Section 13(d) of the Exchange Act, becomes the beneficial owner (“Owner”), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company otherwise occurs, except for a liquidation into a parent corporation;

(iv)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, immediately following the effective time of the transaction (or, in the employment agreements of the executive officers described above, the date of the applicable employment agreement), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the 2009 Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any affiliate of the Company and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

The Board may, in its sole discretion and without Participant consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A, and the foregoing definition will be interpreted so as to only include events that constitute a change in control under Section 409A.

Under the 2009 Plan, "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii)   a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Under the provisions of the 2020 Plan, in the event of certain specified significant corporate transactions as defined in the 2020 Plan, including a change in ownership or effective control of the Company or a change in the ownership of a substantial part of the assets of the Company as defined within the meaning of Section 409A of the Code, the 2020 Plan administrator has the discretion to take any of the following actions with respect to stock awards:  arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring entity or parent company; arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company; accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction; arrange for the lapse of any reacquisition or repurchase right held by us; cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as the Board may deem appropriate; or make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award. The 2020 Plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner. The 2020 Plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a corporate transaction. Except as may otherwise be stated in a particular award agreement, in the event of a corporate transaction, the vesting and exercisability provisions of stock awards will be accelerated in full, and if the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then such awards will be terminated if not exercised prior to the effective date of the corporate transaction. Under the 2020 Plan, a corporate transaction is defined generally as (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, or (4) when a majority of our Board becomes comprised of individuals who were not serving on the Board on the date the 2020 Plan was adopted (the “incumbent board” ), or whose nomination, appointment, or election was not approved by a majority of the incumbent Board still in office.

Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at December 31, 2020, for each of our named executive officers:

	Option Awards						Stock Awards
				Equity Incentive Plan Awards:					Equity Incentive Plan Awards:		Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dennis J. Carlo, Ph.D.	157,660	(2)	9,274	—	$2.83	2/21/2028	—	$—	144,699	(8)	$70,903
	477,000	(2)	—	—	$3.15	2/7/2027			27,822	(7)	$13,633
	442,367	(2)	—	—	$4.10	1/25/2026			250,000	(6)	$122,500
	102,003	(2)	—	—	$5.99	1/23/2025
	130,100	(2)	—	—	$5.99	1/23/2025
	45,200	(5)	—	—	$6.32	4/1/2024
	90,300	(4)	—	—	$6.32	4/1/2024
	35,294	(4)	—	—	$3.23	9/11/2021
Robert O. Hopkins	126,128	(2)	7,419	—	$2.83	2/21/2028	—	$—	115,759	(8)	$56,722
	110,000	(2)	—	—	$3.15	2/7/2027			22,258	(7)	$10,906
	67,183	(2)	—	—	$4.10	1/25/2026			200,000	(6)	$98,000
	65,050	(2)	—	—	$5.99	1/23/2025
	8,200	(5)	—	—	$6.32	4/1/2024
	40,800	(4)	—	—	$6.32	4/1/2024
	7,353	(3)	—	—	$3.23	9/11/2021
Ronald B. Moss	78,830	(2)	4,637	—	$2.83	2/21/2028	—	$—	115,759	(8)	$56,722
	210,000	(3)	11,667	—	$3.45	2/28/2027			13,911	(7)	$6,816

(1)	Does not include restricted stock units granted.
(2)

The options vest with respect to 1/36 of the shares subject to the option on each monthly anniversary of the grant date, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(3)

The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(4)

The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(5)	The options are fully vested and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(6)

The restricted stock unit awards will fully vest on the seventh anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.

(7)

The restricted stock unit awards will equally vest on each yearly anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.

(8)

The restricted stock unit awards will vest ratably approximately quarterly over a period of three years if the recipient has provided continuous service or upon change of control or upon death or disability.

Compensation of Directors

The following table shows amounts earned by each director for 2020, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director.

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Director
Howard C. Birndorf	$64,000	$—	$—	$—	$—	$—	$64,000
Roshawn A. Blunt	$64,000	$—	$—	$—	$—	$—	$64,000
Richard C. Williams	$128,000	$—	$—	$—	$—	$—	$128,000

(1)	Reflects the amount of fees earned during 2020.

In general, under the Company’s policies concerning fees for non-employee directors, non-employee directors of the Company were entitled during 2020 to receive the following amounts of cash compensation for service as a director: each non-employee director was entitled to receive an annual fee of $64,000 per year, paid quarterly in arrears; and the Chairman of the Board was entitled to receive an annual fee of $128,000 per year, or twice the non-employee director annual fee, paid quarterly in arrears. Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities. In addition, to the extent that awards may be granted pursuant to the terms of the 2020 Plan, upon joining the Board a non-employee director is entitled to receive an initial director option under the 2020 Plan to purchase 50,000 shares of Common Stock, vesting monthly over a period of 36 months from the grant date, and each non-employee director is also entitled to receive under the 2020 Plan a succeeding annual grant, on the first business day after the date of the annual meeting of stockholders, to purchase 30,000 shares of Common Stock, with the annual grant vesting and becoming exercisable as to 1/12 of the shares subject to the option on each monthly anniversary of the grant date. The initial director options and any annual options have a term of 10 years and will have an exercise price equal to the fair market value of the Common Stock on the grant date.

DELINQUENT SECTION 16(A) REPORTS

Directors, certain officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Exchange Act and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and to furnish us with copies of the reports. Other than as set forth below, based solely on a review of the copies of such forms furnished to us, we believe that except as follows, from January 1, 2020 to December 31, 2020, all such persons satisfied such applicable SEC filing requirements.   On February 16, 2021, each of Dr. Carlo, Dr. Moss, Mr. Marguglio, Mr. Hopkins and Karen K. Daniels filed an Annual Statement of Changes in Beneficial Ownership on Form 5 reporting the vesting, as of February 21, 2020, of 27,823, 13,911, 22,257, 22,257, and 13,911 shares of Common Stock, respectively, representing a portion of restricted stock units granted in February 2018, with shares of Common Stock to be issued following such vesting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) employment relationships or transactions involving an executive officer and related compensation solely resulting from that employment relationship or transactions, including the employment agreements, stock option or other equity awards, and other transactions described above under the heading "Executive Compensation" or not required to be reported; or (iii) as set forth below, there were no material transactions, or series of similar transactions, since January 1, 2019, or any currently proposed transactions, or series of similar transactions, to which we were, or will be, a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest (a "related party transaction").

We have entered into indemnification agreements with our directors and executive officers.  Each agreement provides, among other things, that we will indemnify the officer to the fullest extent permissible under Delaware law against liabilities and certain expenses (including attorneys’ fees, judgments, fines and settlement amounts reasonably incurred by the officer in any action or proceeding), that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.  As described above under the heading “Executive Compensation,” we have entered into various employment-related agreements and compensatory arrangements with our executive officers and directors that, among other things, provide for compensatory and certain severance and change of control benefits.

In February 2020, the Company entered into a Securities Purchase Agreement with certain accredited institutional investors including CVI Investments, Inc. (“CVI Investments”) (the “Purchasers”) pursuant to which the Company sold to the Purchasers, in a registered direct offering and concurrent private placement, shares (the “Shares”) of Common Stock and warrants to purchase shares of Common Stock (the “Warrants”) with an exercise price of $0.70 per share. The negotiated combined purchase price for one Share and 0.75 Warrant was $0.58.  After the transaction, CVI Investments filed a Schedule 13G reporting beneficial ownership of 5,800,000 shares of Common Stock.  The Warrants expire five years after they become exercisable.

In August 2019, the Company completed an underwritten public offering of 13,800,000 shares of our Common Stock (including shares issuable upon exercise of the underwriters’ overallotment option), and warrants to purchase up to 13,800,000 shares of Common Stock (the Common Stock and warrants referred to together as the “Securities”).  Each share of Common Stock was offered and sold to the public together with a warrant to purchase one share of Common Stock for a combined public offering price of $1.00 per Security. The warrants are exercisable commencing on the date of issuance, will expire five years from the date of issuance, and have an exercise price of $1.15 per share, subject to certain adjustments.  Purchasers included CVI Investments, which after the transaction filed a Schedule 13G reporting beneficial ownership of 3,000,000 shares of Common Stock, and 683 Capital Management, LLC, which after the transaction filed a Schedule 13G reporting beneficial ownership of 4,112,885 shares of Common Stock.

Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing and, approving or ratifying all related party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as members of a committee of the Board and as individual directors, and will review and consider, among other factors, whether the terms of the transaction are no less favorable to us than those that we could obtain from unaffiliated third parties. The Audit Committee will approve a related person transaction when, in its good faith judgment, it determines that the transaction is in, or is not inconsistent with, the best interests of the Company.

GENERAL

Other Matters at the Meeting

Except as described in this Proxy Statement, we know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend or, if no recommendation is given, in their own discretion according to their best judgment in accordance with Rule 14a-4(c). By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by February 14, 2022, to our corporate Secretary at 11682 El Camino Real, Suite 300, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2022 Annual Meeting of Stockholders by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. In addition, pursuant to advance notice provisions in our Bylaws, if you wish to submit a proposal or nominate a director to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials), your proposal or nomination generally must be submitted in writing to the same address and received by our corporate Secretary no later than April 17, 2022, but no earlier than March 18, 2022.  However, if the date of next year’s annual meeting is changed by more than 30 days before or after the first anniversary date of the Meeting, then notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the date of next year’s annual meeting and not later than the later of the close of business on the later of the 90th day prior to the date of next year’s annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  You are also advised to review the Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2020, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary. You also may access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 at: http://www.adamispharmaceuticals.com

Householding

The SEC has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our Proxy Statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate Proxy Statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of this Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

Sincerely,

/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
June 14, 2021

ADAMIS PHARMACEUTICALS CORPORATION 11682 El Camino Real, Suite 300 San Diego, CA 92130

VOTE BY INTERNET

Before the Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/ADMP2021.
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and following the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADAMIS PHARMACEUTICALS CORPORATION		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR” the following:
1.	Company Proposal: Election of Directors	☐	☐	☐
Nominees:
01) Dennis J. Carlo, Ph.D. 02) Howard C. Birndorf 03) Roshawn A. Blunt 04) David J. Marguglio 05) Richard C. Williams
Vote on Proposals:						For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 2 and 3.
2.	Company Proposal: To approve the compensation of our named executive officers.					☐	☐	☐
3.	Company Proposal: To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021.					☐	☐	☐

Note: In their discretion, the proxies may vote upon any and all other matters as may properly come before the Meeting or any adjournment or postponement thereof, to the extent authorized under Rule 14a-4(c) of the Securities Exchange Act of 1934.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K is/are available at www.proxyvote.com.

ADAMIS PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

July 16, 2021; 10:00 a.m. Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dennis J. Carlo and David J. Marguglio, or either of them, as proxies, each of them acting individually or in the absence of others, with the full power of substitution and re-substitution and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, par value $0.0001 of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., PDT on July 16, 2021, virtually at www.virtualshareholdermeeting.com/ADMP2021, and any adjournment or postponement thereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments or postponements thereof to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side